Exhibit  32


CERTIFICATION OF CHIEF EXECUTIVE OFFICER, CHIEF FINANCIAL OFFICER AND CHIEF ACCOUNTING OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned individuals certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that this periodic report of Patriot Transportation Holding, Inc. on Form 10-Q for the quarter ended March 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities exchange Act of 1934 and that the information contained in such periodic report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Patriot Transportation Holding, Inc.

May 12, 2005                        PATRIOT TRANSPORTATION HOLDING, INC.



                                           JOHN E. ANDERSON
                                           John E. Anderson
                                           President and Chief Executive
                                           Officer


                                           RAY M. VAN LANDINGHAM_
                                           Ray M. Van Landingham
                                           Vice President Finance &
                                           Administration and Chief
                                           Financial Officer


                                           JOHN D. KLOPFENSTEIN
                                           John D. Klopfenstein
                                           Controller and Chief
                                           Accounting Officer

A signed original of this written statement required by Section 906 has been provided to Patriot Transportation Holding, Inc. and will be retained by Patriot Transportation Holding, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

The foregoing certification accompanies the issuer's Quarterly report on Form 10-Q and is not filed as provided in SEC Release Nos. 33-8212, 34-4751 and IC-25967, dated June 30, 2003.
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